Exhibit 10.21

CONFIDENTIAL TREATMENT REQUESTED

The asterisked (“**”) portions of this document have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Confidential

INTELSAT GLOBAL SERVICE CORPORATION
3400 International Drive N.W.
Washington, D.C. 20008-3006

Amendment No. 1 to
HOST SERVICES CONTRACT No. INTELSAT-2822

BETWEEN

INTELSAT GLOBAL SERVICE CORPORATION

and

KT Corporation
206 Jungja-dong Bundang-gu
Sungnam-si, Kyunggi-do
Republic of Korea

for

Host Station Facilities and Services

Amendment No 1 to
Intelsat-2822

Date: 10th November 2003

CONFIDENTIAL TREATMENT REQUESTED

The asterisked (“**”) portions of this document have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

     This Amendment No. 1 is entered into this 10th day of November, 2003 (the “Effective Date”) by and between Intelsat Global Service Corporation (hereinafter referred to as “Intelsat”), a Delaware Corporation, with offices located in Washington, D.C., U.S.A. and KT Corporation (hereinafter referred to as “Contractor”), a corporation organized and existing under the laws of the Republic of Korea, with offices and its principal place of business located at 206 Jungja-dong Bundang-gu, Sungnam-si, Kyunggi-do, Republic of Korea.

     Intelsat and Contractor hereby agree as follows:

     WITNESSETH THAT:

     WHEREAS, the Parties entered into Contract Intelsat-2822, dated 26 April 2002, hereinafter referred to as the “Contract”; and

     WHEREAS, Intelsat and the Contractor have agreed to revise the Contract to reflect revised prices resulting from changes to the electrical power system requirements, and the addition of one man to the earth station staffing requirements; and

     WHEREAS, Intelsat and the Contractor have agreed to revise the Contract to reflect a modification to the Service Commencement Date (SCD), and a modification to the reimbursement of costs for electricity, fuel and radio frequency usage.

     NOW THEREFORE, the Parties agree that Contract Intelsat-2822 is hereby amended as follows:

Amendment No 1 to
Intelsat-2822

     1. Amend ARTICLE 3 – Price, Invoice and Payment as follows:

(A) Delete the text set forth in Paragraph (a) in its entirety and insert in lieu thereof:

          “(a) For the satisfactory performance of the Services hereunder, the total firm fixed price, including recurring and non-recurring charges, for all work required during the initial five year period pursuant to this Contract is **********. Of that amount, the non-recurring charge is ***********. Also included are the fixed annual recurring charges, that begin at the Service Commencement Date (SCD) and continue for the duration of the initial five (5) year period, are as follows:

Contract Term — Initial 5 year period	Year 1		Year 2		Year 3		Year 4		Year 5

Total Annual Charges	*	****	*	****	*	****	*	****	*	****

Quarterly Charges	*	****	*	****	*	****	*	****	*	****

Total recurring charges for years 1 – 5: ******

     Note: The fixed charge of ***** includes ***** for two (2) 200 KVA UPS systems and installation.

          Notwithstanding the foregoing, Intelsat will commence payment of ***** of the above recurring charges upon SCD of both the C-Band Limited Motion Antenna (CLMA) and the Collocated Communications Antennas (CCAs), and will commence payment of ***** of the above recurring charge upon SCD of the C-Band Full Performance Antenna (CFPA) and the Ku-Band Full Performance Antenna (KFPA). The period of performance as set forth in Article 2 shall commence upon SCD of the CFPA and KPFA.

          SCD of the CLMA and CCAs is deemed to have occurred on 22 October 2003.”

Amendment No 1 to
Intelsat-2822

(B) Delete the text set forth in Paragraph (b) in its entirety and insert in lieu thereof:

               “(b) The fixed annual recurring charges for the optional additional five (5) year period, which may be exercised by Intelsat at its sole option per paragraph (b) of Article 2, are as follows:

Contract Term — Optional 5 year period	Year 6		Year 7		Year 8		Year 9		Year 10

Total Annual Charges	*	****	*	****	*	****	*	****	*	****

Quarterly Charges	*	****	*	****	*	****	*	****	*	****

Total recurring charges for years 6 – 10: *****

(C) Add the following text set at the end of Paragraph (d):

**********

(D) Add the following text set at the end of Paragraph (f):

“Notwithstanding the foregoing, the recurring charges as set forth in Article 3 shall exclude ********. The Contractor shall clearly identify ***** on all applicable invoices.”

(E) Delete the text set forth in Paragraph (h) in its entirety and insert in lieu thereof:

               “(h) The non-recurring charge for the building and electrical activities of ********** shall be paid to the Contractor within thirty (30) days after receipt by Intelsat of an properly certified invoice from the Contractor noting that Preliminary Acceptance of the CLMA and CCAs has been completed. The remainder of the non-recurring charge as set forth in paragraph (a) above shall be paid to the Contractor within thirty (30) days after the Service Commencement Date (SCD) and receipt by Intelsat of an invoice from the Contractor for full satisfactory performance of the Services to which the charges relate.”

Amendment No 1 to
Intelsat-2822

     2. Amend ARTICLE 12 – Correspondence as follows:

Delete the text set forth therein in its entirety and insert in lieu thereof:

“All notices, reports and other correspondence, except invoices, shall be addressed as follows:

If to Intelsat:

             Intelsat Global Service Corporation
             3400 International Drive, N.W.
             Washington, D.C. 20008-3006, U.S.A.

All contractual issues and deliverable documentation:
             Attn:   Richard Parker
             Contracts Manager
             Procurement Division, Box 25
             Tel: +1 202 944 7090
             Fax: +1 202 944 7266
             Cell: +1 202 445 0607
             Email: richard.parker@intelsat.com

With a copy to the Program Manager and the Kumsan TTC Manager

All technical issues:
             Attn:   Madgy Battikha
             Program Manager
             Tel: +1 202 944 7374
             Fax: +1 202 944 7121
             Cell: +1 202 361 0226
             Email: madgy.battikha@intelsat.com

With a copy to the Contracts Officer and the Kumsan TTC Manager

             Attn: Sung Lee
             Kumsan TTC Manager
             Tel: +82-41-752-9950
             Fax: +82-41-754-6288
             Cell: +82-16-434-8915
             Email: sung.lee@intelsat.com

If to Contractor:

Amendment No 1 to
Intelsat-2822

             KT Corporation
             206 Jungja-dong Bundang-gu
             Sungnam-si, Kyunggi-do
             Republic of Korea

For contractual issues:
             Attn:   Mr. Ha-il Song
             Tel: +82-31-727-2552
             Fax: +82-31-727-2525
             Cell: +82-16-839-3663
             Email: hailsong@kt.co.kr

With a copy to:
             Attn:   Mr. Tae-Ho Youn
             Tel: +82-31-727-2550
             Fax: +82-31-727-2525
             Cell: +82-16-9273-7754
             Email: thyoun@kt.co.kr

For technical issues:
             Attn:   Mr. Byeong-Guk (Anthony) Yeom
             Tel: +82-41-750-1884
             Fax: +82-41-750-1885
             Cell: +82-16-458-3584
             Email: yeombg@kt.co.kr

All invoices shall be addressed as follows:

             Intelsat Global Services Corporation Korea Branch
             259-1, Yangjeonri
             Kumsungmyun, Kumsangoon
              Choongchungnamdo
             Republic of Korea”

     EXCEPT as specifically modified in Amendment No. 1 herein, all other terms and conditions of the Contract shall remain in full force and effect.

Amendment No 1 to
Intelsat-2822

     IN WITNESS WHEREOF, the parties have, as their free acts and deeds, caused this Amendment No. 1 to be executed by their respective duly authorized representatives.

	KT Corporation		Intelsat Global Service Corporation
	(“Contractor”)		(“Intelsat”)

By:	/s/ Yu-Ho Park	By:	/s/ Robert B. Mulholland, Jr.

	(signed)		(signed)

	Yu-Ho Park		Robert B. Mulholland, Jr.

	(Typed)		(Typed)

Title:	Managing Director	Title:	Manager, Contracts & Sales

Date:	31, October 2003	Date:	10, November 2003

Amendment No 1 to
Intelsat-2822